UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)		January 29, 2004

The McClatchy Company
(Exact name of registrant as specified in its charter)

Delaware	1-9824	52-2080478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Q Street, Sacramento, CA 95816
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code	(916) 321-1846

Item 7.	Financial Statements and Exhibits
(c)	Exhibits
The following exhibit is filed herewith:

Exhibit Number	Description
99.1	Text of press release issued by The McClatchy Company, dated January 29, 2004, titled "McCLATCHY REPORTS RECORD FOURTH QUARTER AND 2003 EARNINGS RESULTS

Item 9.	Regulation FD Disclosure (Information Furnished in this Item 9 is Furnished under Item 12)

In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The McClatchy Company's press release dated July 17, 2003 is incorporated herein by reference and is attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto daily authorized.
Date: January 29, 2004		The McClatchy Company
	By	/s/ Patrick J. Talamantes
Patrick J. Talamantes Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Text of press release issued by The McClatchy Company, dated January 29, 2004 titled "McCLATCHY REPORTS RECORD FOURTH QUARTER AND 2003 EARNINGS RESULTS